UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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SOUTHEASTERN BANKING CORPORATION

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SOUTHEASTERN BANKING CORPORATION

1010 Northway Street

Darien, Georgia 31305

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of

Southeastern Banking Corporation:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Southeastern Banking Corporation (the “Company”) will be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia 31305, on Wednesday, June 13, 2007 at 3:00 p.m. local time, for the following purposes:

1)	To elect six directors to serve for one year terms expiring at the next Annual Meeting of Shareholders in 2008;

2)	To set the Board of Directors (the “Board”) at a nine member maximum with three to remain vacant until the elected Board deems it in the Company’s best interest to fill one or more of such vacancies;

3)	To consider and act upon a proposal to approve the Southeastern Banking Corporation 2006 Stock Option Plan;

4)	To approve the appointment of independent auditors by the Audit Committee for the fiscal year 2007; and

5)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Only shareholders of record at the close of business on May 9, 2007 will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the enclosed proxy card. Regardless of the number of shares you own, your vote is important. Please act today.

Your attention is directed to the attached Proxy Statement for more complete information regarding the matters to be acted upon at the Meeting.

By Order of the Board of Directors,

WANDA D. PITTS, Secretary

May 16, 2007

IMPORTANT: Whether or not you plan to attend the Meeting, please complete, sign, date, and return the enclosed proxy in the postage paid envelope provided. The giving of the proxy will not affect your right to vote at the Meeting if the proxy is revoked as set forth in the attached Proxy Statement.

i

SOUTHEASTERN BANKING CORPORATION

1010 Northway Street

Darien, Georgia 31305

912.437.4141

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 13, 2007

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Southeastern Banking Corporation (the “Company”) in connection with the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia, on Wednesday, June 13, 2007 at 3:00 p.m. or any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about May 16, 2007.

All shares of the Company’s Common Stock, par value $1.25 per share (the “Common Stock”), represented at the Meeting by properly authorized proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If no instructions are indicated, properly executed proxies will be voted FOR the proposals set forth in this Proxy Statement.

The Company does not know of any matters, other than described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will vote on such matters as the Board of Directors recommends.

A shareholder may revoke his or her proxy and change his or her vote at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by: (i) signing and returning another proxy with a later date; (ii) giving written notice of revocation of the shareholder’s proxy to the Secretary of the Company prior to the Meeting at the address below; or (iii) voting in person at the Meeting. Any written notice revoking a proxy should be delivered to Wanda D. Pitts, Secretary, Southeastern Banking Corporation, at P.O. Box 455, Darien, Georgia 31305, if by mail, and at 1010 Northway Street, Darien, Georgia 31305, if by courier. The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of record at the close of business on May 9, 2007 will be entitled to one vote for each share then held. As of May 9, 2007, the Company had 3,209,600 shares of Common Stock outstanding. The Common Stock constitutes the only voting securities issued by the Company.

A majority of the shares entitled to vote constitutes a quorum at a meeting of the shareholders. If a quorum is present, the vote of a plurality of the votes cast by the shares entitled to vote is necessary for the election of directors. The presence of a quorum, either in person or by proxy, and the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting are required to take most other actions.

If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee (the “record holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary voting power with respect to that item. Broker non-votes will not be considered for purposes of determining whether a quorum is present or affect the outcome of any proposals presented.

The following table sets forth certain information regarding beneficial ownership of the Common Stock as of May 9, 2007 by: (i) each director, nominee, and executive officer (as defined below under “Executive Compensation”); (ii) all directors, nominees, and executive officers as a group; and (iii) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (“Principal Shareholder”). The Company believes that the individuals listed each have sole voting and investment power with respect to such shares, except as otherwise indicated in the footnotes to the table.

Unless otherwise indicated below, the business address of each beneficial owner of more than 5% of Common Stock is: c/o Southeastern Banking Corporation, P.O. Box 455, 1010 Northway Street, Darien, Georgia 31305.

	Shares Beneficially Owned
Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Ownership
Directors, Nominees, and Executive Officers:
Alyson G. Beasley(1)	826,919	25.76
Leslie H. Blair(2)	8,340	*
David H. Bluestein(3)	17,700	*
Cornelius P. Holland, III(4)	6,781	*
Alva J. Hopkins, III(5)	34,398	1.07
John C. Houser	100	*
R. Lanier Miles(8)	1,900	*
A. Wade Strickland(6)	10,105	*
All directors, nominees, and executive officers as a group (8 persons)	906,243	28.24
Other Principal Shareholder(s):
William Downey(7)	183,414	5.71

*	Less than 1% of outstanding shares.
(1)	Includes 594,141 shares held in trust for the estate of Ms. Beasley’s father, 111,000 shares held in trust for the estate of Ms. Beasley’s mother, and 13,119 shares held in trust for the estate of Ms. Beasley’s grandmother. Also includes 34,566 shares held in trust for her uncle.
(2)	Includes 3,000 shares owned by Mr. Blair’s spouse, who has sole voting and investment power over such shares.
(3)	Includes 3,045 shares owned by Mr. Bluestein’s spouse, who has sole voting and investment power over such shares.
(4)	Includes 332 shares owned by Mr. Holland’s spouse, for which Mr. Holland disclaims beneficial ownership. Mr. Holland shares voting and investment power with respect to 280 shares.
(5)	Includes 1,980 shares owned by Mr. Hopkins’s spouse, who has sole voting and investment power over such shares.
(6)	Includes 2,565 shares owned by Mr. Strickland’s spouse, who has sole voting and investment power over such shares.
(7)	Includes 29,700 shares owned by Mr. Downey’s spouse, who has sole voting and investment power over such shares. Also includes 1,300 shares in a family-affiliated company of which Mr. Downey is manager. Mr. Downey’s business address is: c/o Golden Isles Realty Company, Inc., 330 Mallory Street, St. Simons Island, Georgia 31522. Mr. Downey serves as a consultant to the Company and received $2,800 for services rendered in 2006.

(8)	Although Mr. Miles is still employed part-time and retained his title as Executive Vice President of Southeastern Bank, as of January 2007, he is no longer an executive officer.

PROPOSALS ONE AND TWO - ELECTION OF DIRECTORS

A Board consisting initially of six directors will be elected at the Meeting for a one-year term or until their successors are elected and qualified. The Board has unanimously approved the nominees named below, all of whom are members of the current Board.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote for the election of the six nominees named. Although the Board anticipates that all nominees will be available to serve as directors of the Company, should any one or more of them not accept the nomination, or otherwise be unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee, or nominees, as the Board recommends. Except as disclosed in this Proxy Statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. Additionally, other than those nominees employed by the Company, all nominees are independent as defined by Rules of the National Association of Securities Dealers, Inc. (“NASD”).

None of the nominees has been involved in legal proceedings related to bankruptcies, criminal proceedings, or securities law violations. All nominees have been engaged in their respective principal occupation and have been associated with their respective employers for the last five years.

The Board recommends that shareholders vote FOR all nominees.

Nominees for Directorship

The table below sets forth certain information with respect to each nominee for election to the Board:

Name and Principal Occupation	Age	Director Since
Alyson G. Beasley Vice President and Treasurer of the Company Controller, Southeastern Bank	40	1999

Leslie H. Blair Vice President, Gowen Timber Company, Inc.	67	1978

David H. Bluestein Mayor, City of Darien	65	1984

Cornelius P. Holland, III President and Chief Executive Officer of the Company President and Chief Executive Officer, Southeastern Bank President, SBC Financial Services, Inc. (inactive)	51	1997

Alva J. Hopkins, III President, Toledo Manufacturing Company, Inc.	54	1978

A. Wade Strickland Cardiologist, Jones, Strickland & Certain	68	2005

All directors have served continuously since their respective election. There are no family relationships among the Director nominees or executive officers of the Company.

Approval is sought to increase the number of directors to nine by allowing the six elected directors to approve three additional directors to be elected at any time the Board deems it to be in the Company’s best interest to fill same. The Board recommends that shareholders vote FOR this proposal.

Meetings and Committees of the Board

The Board conducts its business through meetings of the Board and through the activities of its committees, including subsidiary Boards and committees. The Company’s Board regularly meets quarterly and other times as needed. During the year ended December 31, 2006, the Board held 5 meetings. All the Company’s directors attended at least 75% of the Board and committee meetings, including active subsidiary Board and committee meetings, on which they served.

The Executive Committee of the Board consists of Messrs. Bluestein, Holland, Hopkins and Ms. Beasley. This committee evaluates potential acquisitions and handles other Company matters on an as-needed basis. The Executive Committee did not hold any meetings during 2006.

The Board of Southeastern Bank, the Company’s bank subsidiary, meets monthly, and its Executive Committee, normally once a month. All members of the Company’s Board also serve on the Southeastern Bank Board of Directors. The Southeastern Bank Board held 12 meetings during 2006. Messrs. Blair, Bluestein, and Holland also serve on the Southeastern Bank Executive Committee. This committee primarily reviews and approves loans but is also empowered to act on other bank matters in the absence of the bank Board. The Southeastern Bank Executive Committee held 12 meetings in 2006.

Messrs. Hopkins and Bluestein and bank-only director Jerry W. Harper, all of whom are considered independent under NASD rules, serve on the joint Audit Committee of the Company and Southeastern Bank. The primary functions of this committee are to appoint the independent auditors for the Company and its subsidiaries; review external audit scope, findings, and recommendations; approve the annual financial statements, preparation of which is the responsibility of management; evaluate internal accounting policies and procedures; and review and approve the annual plan for the internal audit department, as well as summary reports of such department’s findings and recommendations. The Audit Committee’s responsibilities are set forth in its charter, a copy of which is located on the bank subsidiary website at www.southeasternbank.com. The “Audit Committee Report” on the Company’s financial statements for the year ended December 31, 2006 is located on page 17. The Audit Committee held 7 meetings in 2006.

The Compensation Committee of Southeastern Bank is responsible for approving the compensation arrangements for the Company’s executive officers. The current members of the Compensation Committee are Messrs. Bluestein, Holland, Hopkins, Strickland, and bank-only director Lawrence F. Jacobs. Mr. Holland is a non-voting member of the Committee. The Compensation Committee held 2 meetings during 2006.

The Nominating Committee advises the Board with respect to matters of Board composition and procedures. The committee does not have a charter formally governing the nomination process. To date, all director nominees have been identified by current directors or management. The Company has never engaged a third party to identify director candidates, and the Company has never received a proposed director candidate from a source outside the Company. However, the Board would consider any director candidate proposed in good faith by a shareholder of the Company. To do so, a shareholder should send the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to the Secretary of the Company. The Nominating Committee will evaluate candidates based on financial literacy, knowledge of the Company’s industry or other background relevant to the Company’s needs, status as a stakeholder in the Company, “independence” for purposes of compliance with the rules of the Securities and Exchange Commission (“SEC”) and NASD, and willingness, ability, and availability for service. Messrs. Blair, Bluestein, and Hopkins, all of whom are considered independent, are the current members of the Nominating Committee. During 2006, the Nominating Committee did not hold any meetings.

Messrs. Bluestein, Holland, and Ms. Beasley serve on the Board of SBC Financial Services, Inc., the Company’s subsidiary which formerly offered insurance agent and investment brokerage services but is now inactive. One meeting was held by the SBC Financial Services, Inc. Board in 2006.

The Company expects, but does not require, directors to attend the Annual Meeting of Shareholders. Last year, all directors attended the Annual Meeting.

Director Compensation

The following table provides information concerning the compensation of directors for the most recent fiscal year. Except as noted below, all directors are paid at the same rate. The differences among directors in the table below result from additional compensation for chairing a committee as well as varying numbers of meetings attended and corresponding payments of meeting fees.

The Board determines the amount and form of director compensation. Procedures regarding the determination of director compensation are essentially the same as for executive compensation. Non-employee directors of the Company receive a fee of $700.00 per meeting. No fees are paid to members of committees appointed by the Company Board for their service on Company committees. Non-employee directors of Southeastern Bank are paid a director’s fee of $700.00 per month, and, if on the Executive Committee, an additional $450.00 per month. Audit Committee members are paid $225.00 for each meeting attended except for the Chairman and Vice Chairman of that Committee who are paid $275.00 for their attendance. Electronic Data Processing Committee, Compensation Committee, and Asset/Liability Committee members are paid $225.00 for each meeting attended. Non-employee directors of SBC Financial Services, Inc. are paid $100.00 per meeting attended. No fees are paid to directors employed by the Company and its subsidiaries for their attendance at any Board or committee meetings.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	All Other Compensation(1) ($)	Total ($)
Leslie H. Blair	$16,600	—	$16,600
David H. Bluestein	$19,625	—	$19,625
Alva J. Hopkins, III	$14,475	—	$14,475
A. Wade Strickland	$11,650	—	$11,650

(1)	No director received perquisites or personal benefits in excess of $10,000. Pursuant to SEC regulations, the Company reports perquisites only when the aggregate incremental cost of providing them to any individual exceeds $10,000.

Corporate Governance

In addition to the discussion of director independence and other matters in the foregoing sections, refer to “Corporate Governance” from Part II and “Executive Compensation” from Part III of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for additional details on the Company’s corporate governance practices.

Shareholder Communications with Directors

Shareholders wishing to contact the Board of the Company or a specified director or committee of the Board should send correspondence to the Secretary of Southeastern Banking Corporation, P.O. Box 455, Darien, Georgia 31305. All communications so received from shareholders or other interested parties will be forwarded to the members of the Board, or to a specific Board member or committee if so designated by such person. Anyone who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman.

EXECUTIVE COMPENSATION

Executive Officers

Executive officers are elected annually by the Board. The table below sets forth the name of each current executive officer of the Company and its subsidiaries and the principal positions and offices each holds with the Company. Unless otherwise indicated, each of these officers has served as an executive officer of the Company or its subsidiaries for at least five years.

Name	Information about Executive Officers
Cornelius P. Holland, III	President and Chief Executive Officer (the “CEO”) of the Company. Mr. Holland is also Chairman, CEO, and President of Southeastern Bank and SBC Financial Services, Inc.

John C. Houser	Executive Vice President of Southeastern Bank since January 2007 with operational and lending oversight of all bank locations. From July 2004 – December 2006, Mr. Houser served as Senior Vice President and chief credit officer. Prior to July 2004, Mr. Houser was Vice President – Commercial Sales Manager of AmSouth Bank, Birmingham, Alabama. Mr. Houser was appointed an executive officer of Southeastern Bank in January 2005. Mr. Houser is 43.

Alyson G. Beasley	Vice President and Treasurer of the Company and Controller of Southeastern Bank with responsibility for various finance-related functions.

Compensation Committee Processes and Procedures

All executive compensation is paid by the bank subsidiary. Accordingly, decisions regarding the compensation of executive officers are made by the Compensation Committee of Southeastern Bank, which is referenced in this section as the Committee. Specifically, the Committee has strategic and administrative responsibility for a broad range of issues, including ensuring that key management employees are compensated effectively and in a manner consistent with stated compensation strategy. The Committee also oversees certain other employee benefits. The bank Board appoints each member of the Committee and has determined that each member other than Mr. Holland is an independent director under NASD rules. Mr. Holland serves as a non-voting member of the Committee and does not participate in decisions regarding his personal compensation; all decisions relating to the CEO’s compensation are made by the Committee in executive session, without management present.

The Committee’s policy is to review executive officer compensation at least annually. The Committee conducts these reviews to ensure that senior management compensation is consistent with its compensation philosophies, Company and personal performance, changes in market practices, changes in an individual’s responsibilities, and inflation. At the Committee’s first regular meeting each year, which is typically held in January or February, the Committee makes a more specific review which focuses on performance for the most recent fiscal year. From time to time, the Committee may hire a third party consultant to advise it on executive compensation and benefit programs. The Committee has the authority to hire and fire any consultant and engage other advisors.

In determining the amount of executive officer compensation each year, the Committee reviews competitive market data from the banking industry as a whole and Georgia financial institutions within its asset size specifically. The Committee makes specific compensation decisions based on such data, Company performance, and individual performance and circumstance. With regard to formula-based incentives, the Committee develops performance targets using management’s internal business plan, industry and market conditions, and other factors.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Committee sets total compensation for the Company’s executive officers, including the CEO, by evaluating all elements of compensation on an annual basis. This evaluation includes:

•	Evaluation of cash compensation;

•	Review of trigger (minimum), target, and superior (maximum) payout levels under bonus plans;

•	Consideration of the value of benefit plans;

•	Comparisons to compensation packages provided to executive officers by comparable banks, to gain perspective and context;

•	Analysis of whether compensation is aligned with the interests of shareholders;

•	Consideration of the value of any special benefits and perquisites; and

•	Consideration of the tax deductibility and accounting implications of executive compensation, as needed.

Based on this evaluation, the Committee has concluded that the total compensation package is reasonable and appropriately designed to attract, retain, and motivate the Company’s executive officers. However, as noted on page 14, the Committee and the Board have determined that a stock option plan would better align the interest of executive and other senior officers with the long-term interests of shareholders. The proposed 2006 Stock Option Plan is presented as Exhibit A.

Executive Compensation Philosophy

The Company seeks to provide an executive compensation package that is driven by its overall financial performance, the increase in shareholder value, the success of areas directly impacted by the executive’s performance, and the performance of the individual executive. The main principles of this strategy include the following:

•	Compensation decisions are driven by a pay-for-performance philosophy.

•	Total compensation opportunity should be comparable to the marketplace when Company performance excels.

•	Increased compensation is earned through an employee’s increased contribution.

•	10 – 40% of total direct compensation should be variable compensation.

Objectives of Executive Compensation

The objectives of the Company’s executive compensation program are to:

•	Attract and retain quality leadership;

•	Enhance the individual executive’s performance;

•	Align incentives with those Company areas most directly impacted by the executive’s leadership and performance;

•	Increase shareholder value; and

•	Improve the Company’s overall performance.

The Company strives to meet these objectives while maintaining market-competitive pay levels.

Decisions Regarding Composition of Total Compensation

The Company provides a mix of pay elements to align executive incentives with shareholder value. The compensation program, as currently designed, primarily includes short-term compensation; however, long-term compensation is expected to become an important part of compensation if certain long-term incentives are approved by shareholders. Such long-term compensation would be particularly suited for the CEO and other senior officers. Currently, CEO compensation is allocated as follows:

Base Salary: Ranges from approximately 60% to 84% of total direct compensation

Short-Term Incentives: Range from approximately 16% to 40% of total direct compensation

For the other executive officers, compensation is currently allocated as follows:

Base Salaries: Range from approximately 79% to 90% of total direct compensation

Short-Term Incentives: Range from approximately 10% to 21% of total direct compensation

“Total direct compensation” means base salaries plus short-term incentives. The Company does not presently offer long-term incentives but believes that the addition of a stock option plan as proposed on page 14 would better align executives’ interests with shareholders and create a strong retention tool, particularly since such a plan would make stock appreciation fundamental in realizing a compensation benefit.

Executive Compensation Program Overview

Currently, the three primary components of the executive compensation program are:

•	Base salary;

•	Annual cash incentives; and

•	Benefits.

If approved by the shareholders, long-term incentives will be added to the compensation package in 2007; see Exhibit A for more details. A brief description of these components and related programs follows:

1.	Base Salary

Base salary is designed to provide competitive levels of compensation to executives based upon their experience, duties, and scope of responsibility. Base salaries provide a core level of compensation and are necessary to recruit and retain executives. The Committee uses annual base salary adjustments to reflect an individual’s performance or changed responsibilities. Additionally, incentive compensation and retirement benefits are generally tied to an executive’s base compensation; for example, annual cash incentives are calculated as a percent of the executive’s base salary.

Base salaries represent a larger proportion of total compensation at lower executive levels, but at the CEO level is progressively replaced with larger variable compensation opportunities.

2.	Annual Cash Incentives

The Company uses annual cash incentives (the “Annual Incentive Plan” or “AIP”) to drive achievement of its annual performance goals. The current AIP, which was implemented in 2005, focuses on the achievement of annual financial goals with awards paid in cash. The AIP is designed to:

•	Support the Company’s strategic business objectives;

•	Promote the attainment of specific financial goals;

•	Reward achievement of specific performance objectives; and

•	Encourage teamwork.

The size of an executive’s AIP award is influenced by the scope of the executive’s responsibilities, market practices, and individual performance. The Committee generally targets annual bonus at market median practice for expected levels of performance, with upside opportunities for superior performance. All executive and other officers participate in the AIP. Awards earned under the AIP are contingent upon employment from April 1 through December 31 of each year.

The ultimate amount paid to an executive under the AIP is a function of four variables:

•	The executive’s level of participation;

•	The AIP goals established by the Committee for the executive;

•	The payout amounts established by the Committee which correspond to trigger, target, and superior levels of performance; and

•	The Committee’s determination of the extent to which the goals were met.

The Committee initially denominates AIP awards as a percentage of an executive’s salary. The percentage represents the final AIP payout to the executive assuming AIP goals are achieved at the target level of performance. The actual amount paid under the AIP depends upon performance, and in past years could vary as discussed below.

Next, the Committee establishes financial and/or non-financial performance measures for each participant. For Mr. Holland, AIP performance measures for 2006 were a blend of 75% corporate performance and 25% individual performance; the higher weighting accorded corporate performance results from the substantial impact Mr. Holland has on the achievement of those measures yet recognizes the substantial impact of other measures in a community banking environment. For Messrs. Miles and Houser, AIP measures for 2006 were a blend of 60% corporate performance and 40% individual performance; both executives had personal responsibility for the success of the Company’s lending function. AIP measures for Ms. Beasley were a blend of 40% corporate performance and 60% individual performance. In 2007, performance measures for Mr. Houser will be based 70% on corporate performance, because Mr. Houser’s responsibilities were recently expanded.

With respect to corporate performance measures, AIP in 2006 were based primarily on return on average assets, loan/deposit growth, loan quality, and stock price performance. No changes are expected in the corporate performance measures for 2007. The performance goals for 2008 and later years may be expanded to include other financial measures as selected by the Committee.

The Committee sets target performance measures in January or February of each year based largely on management’s confidential business plan for the coming year, which typically includes planned revenue growth, asset growth, and profit improvement as well as various non-financial goals. The Committee also sets trigger and superior performance benchmarks. Superior award targets reflect ambitious goals which can be attained only when business results are exceptional, thus justifying the higher award payments. Mr. Houser was the only executive to attain the maximum awards in 2005 and 2006. Similarly, minimum award or trigger performance targets are set sufficiently high that executives may fail to reach the minimum performance target, resulting in no payments under the AIP, although all executives have attained minimum performance since implementation of the current AIP two years ago. For 2006, the Committee determined that all executives achieved at least trigger payouts, and in 2005, at least target payouts.

Actual payouts under AIP depend on the level at which the performance measures are achieved. Overall achievement at the target level results in a final award payout equal to the target incentive award payment – which approximates 20% of base salary for Mr. Holland and 15% for the other executives. Actual performance at the trigger performance level results in a final award payment equal to 80% of the target amount for Mr. Holland and 67% of the target award amount for the other executives; performance below the trigger performance level results in no award payment. Actual performance above the target performance benchmark produces an award greater than the target award, up to 200% of the target award for Mr. Holland and 140% of the target award for the other executives. The Committee has the discretion to award a slightly higher percentage for performance that exceeds trigger or target but does not meet the next highest award level. Additionally, under the AIP formula, the CEO has a merit pool that can be used to reward performance of his direct reports; no executive received more than $7,000 from the merit pool in 2005 or 2006. The CEO is not eligible for participation in the merit pool.

As a final step, the Committee assesses actual performance relative to pre-set goals and, thus, determines the amount of any final award payment. In determining final awards and evaluating personal performance, the Committee considers adjusted GAAP net income and other corporate performance measures for unplanned, unusual, or non-recurring items of gain or expense.

3.	Benefits

A. Profit-Sharing Plan

The Company maintains an Employee Profit-Sharing Plan (the “Profit-Sharing Plan”) with 401(k) features to provide a tax-advantaged savings vehicle for its employees. The Company makes matching contributions to the Profit-Sharing Plan to encourage employees to save money for their retirement. The Profit-Sharing Plan, and the Company’s contributions to it, enhance the range of benefits the Company offers executives and the Company’s ability to attract and retain employees.

Under the terms of the Profit-Sharing Plan, the Company will match an employee’s contribution in an amount equal to a discretionary percentage of the employee’s contribution as determined each year. In 2006, the Company matched up to 6% of eligible pay on a dollar-for-dollar basis. In 2007, the Company will again match up to 6% of eligible pay. Matching contributions vest to the employee when made by the Company. Any additional profit-sharing contributions are allocated to participants based on compensation and years of service. In 2006 and prior years, these additional contributions vested equally over a five-year period after the employee reached three years of service; effective January 1, 2007, these contributions vest equally over a five-year period after the employee reaches two years of service (the “new vesting schedule”). Immediate vesting applies when employment is terminated due to normal retirement at age 65 or later, disability, or death. The Company established its matching contributions by reference to market and historical practices.

B. Perquisites and Other Benefits

Perquisites and other benefits represent a nominal part of the Company’s overall compensation package and are offered only after consideration of business need. The primary perquisite offered to senior management is membership in golf or social clubs for the entertainment of clients and prospective clients. The Company reviews such perquisites and other benefits annually.

C. Post-Termination Compensation

1. Retirement Plans. The Company maintains a defined contribution plan that encourages participants to set aside part of their current earnings to provide for their retirement. This Profit-Sharing Plan is described under Item 3A above.

2. Change in Control Agreements. The Company does not currently have any change-in-control agreements or employment contracts with any of its executive officers.

4.	Long-Term Incentives

The Company does not currently offer any long-term incentives but subject to shareholder ratification at the Meeting, will begin offering stock options in 2007. The Company believes that long-term incentives, such as those proposed, would reward long-term decision-making by management and cement management’s ties to the Company. The proposed stock options are designed to focus attention on long-range objectives and future returns to shareholders. Dilution to current shareholders would be nominal.

Recent Changes in the Executive Compensation Program

In 2005, a compensation consultant hired by the Committee performed a comprehensive review of all executive programs and recommended specific program improvements or changes to ensure that the Company’s programs were competitive and effective. Results of this study indicated that pay levels and practices were generally competitive but missing deferred or other long-term incentives. The Committee has proposed a stock option plan for its executive officers and other employees as a starting point in addressing this particular shortcoming; the proposed plan is described in detail beginning on page 14 and presented in entirety as Exhibit A.

In 2005, the Committee also redesigned the Annual Incentive Plan to more closely align incentive awards with officer performance and better measure individual contribution to the Company’s overall success. Additionally, in 2005, the Company assigned a salary grade based on job function and responsibility to each employment position. The salary grade results in a minimum and maximum pay range for each job position. The Company developed its initial salary grades based on the Compensation and Benefits Survey conducted by the Georgia Bankers Association and Matthews, Young – Management Consulting. The salary grades, which can vary by market area, are reviewed annually by the Company’s Human Resources department and adjusted periodically for competitive and other reasons.

Other Guidelines and Procedures Affecting Executive Compensation

Role of Executive Officers in Determining Executive Compensation. The Committee oversees the administration of executive compensation plans, including the design, performance measures, and award opportunities, and certain employee benefits. The Committee has the authority to determine, and approves all compensation and awards, to the CEO and other executive officers. Additionally, the Committee annually reviews the general elements of compensation for all non-executive officers. The CEO assists in the review of other executive officers and direct reports by providing performance and market data pertinent to the compensation decision for these officers.

Share Ownership and Share Retention Guidelines. All directors of the bank subsidiary must own at least 1,000 shares of Company stock in accordance with state law. No other share ownership or retention guidelines currently apply to directors or executive officers of the Company or its subsidiaries. The Company believes that significant share ownership by directors and executive officers can be a contributing factor to superior long-term corporate performance. The Company is optimistic that the stock option plan being proposed will increase the share ownership of its executive and other officers, thereby increasing their stake in the Company.

Tax Considerations

Currently, all compensation paid to the Company’s executive officers is tax deductible.

Summary

In summary, the Company believes the current mix of salary and variable cash incentives motivates its management team to produce strong returns for shareholders; however, the Company also believes that the proposed stock option plan would further increase the attractiveness of its compensation package to executives and other officers and better reflect market practice.

Report of the Compensation Committee on the Compensation Discussion and Analysis

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC.

Submitted by the Compensation Committee of Southeastern Bank:

A. Wade Strickland, Chairman

David H. Bluestein

Alva J. Hopkins, III

Cornelius P. Holland, III (non-voting member)

Lawrence F. Jacobs (bank-only director)

EXECUTIVE COMPENSATION TABLES

Summary of Cash and Certain Other Compensation and Other Payments to Executive Officers

The following sections provide a summary of cash and certain other amounts the Company paid its executive officers for the year ended December 31, 2006. Unless otherwise noted, the information in the Summary Compensation Table generally pertains to executive officers for the year ended December 31, 2006. The compensation disclosed below is presented in accordance with SEC regulations, which require, in some cases, inclusion of amounts paid in prior years and amounts that may be paid in future years, including amounts that will be paid only upon the occurrence of certain events, such as permanent disability or a change in control of the Company.

The narratives preceding the tables and the footnotes accompanying each table are important parts of each table. This section should be read in conjunction with the Compensation Discussion and Analysis previously presented.

2006 Summary Compensation Table

The following table provides information concerning the compensation of executive officers for the most recently completed fiscal year.

In the column “Salary,” the amount of base salary paid to each executive officer during the fiscal year is disclosed.

In the column “Non-Equity Incentive Plan Compensation,” earnings pursuant to awards under the AIP are disclosed. The AIP awards are annual awards, and payments for these awards are based on the achievement of financial results measured as of December 31 of each fiscal year; accordingly, the amount paid for AIP corresponds to the fiscal year for which the award was earned although payment of the award was made after the end of such fiscal year.

In the column “All Other Compensation,” the aggregate value of the following compensation is disclosed:

•	Perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000;

•	Company contributions to the Profit-Sharing Plan – both vested and unvested; and

•	Any supplemental life insurance premiums paid during the year for the benefit of an executive officer.

No amounts are presented for group life, hospitalization, and disability plans that do not discriminate in scope, terms, or operation in favor of executive officers and that are generally available to all salaried employees.

Lastly, no amounts are presented for stock or option awards since the Company’s compensation package did not include these elements in 2006.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Cornelius P. Holland, III President and Chief Executive Officer of the Company	2006	$247,700	$39,744	$32,445	$319,889

R. Lanier Miles (1) Executive Vice President of Southeastern Bank	2006	$160,076	$27,079	$20,060	$207,215

John C. Houser (2) Executive Vice President of Southeastern Bank	2006	$135,447	$35,560	$15,990	$186,997

Alyson G. Beasley Vice President and Treasurer of the Company	2006	$113,529	$20,078	$13,998	$147,605

(1)	Although Mr. Miles is still employed part-time and retained his title as Executive Vice President of Southeastern Bank, as of January 2007, he is no longer an executive officer.
(2)	Mr. Houser served as Senior Vice President of Southeastern Bank from July 2004 – December 2006. Effective January 2007, Mr. Houser became an Executive Vice President of Southeastern Bank. Refer to earlier sections of this Proxy Statement for more details on this position.
(3)	Comprises AIP payouts for 2006 performance.
(4)	“All other compensation” includes the following perquisites, personal benefits, and other compensation:

	Perquisites and Personal Benefits			Other Compensation
Name	Club Membership	Personal Use of Company Car(A)	Other	Profit-Sharing Plan Contribution(B)	Executive Life Insurance(C)
Cornelius P. Holland, III	$7,500	$3,115	—	$20,690	$1,140
R. Lanier Miles	—	$1,529	—	$18,531	—
John C. Houser	—	$2,039	$252	$12,619	$1,080
Alyson G. Beasley	—	—	$407	$12,959	$632

(A)	In accordance with SEC regulations, the Company reports use of corporate automobiles by executive officers as a perquisite or other personal benefit unless such use is generally available on a non-discriminatory basis to all employees or is integrally and directly related to the performance of the executive’s duties. The amounts reported are consistent with this standard. SEC rules require that such use be reported at the Company’s aggregate incremental cost which the Company equivocated to the automobile benefit included in the executive’s W-2 for the last fiscal year.
(B)	The amount shown includes matching and additional contributions to the Profit-Sharing Plan as discussed in other sections of this Proxy Statement.
(C)	Executive and other senior officers are entitled to a $100,000 executive life insurance policy. This column includes the premium associated with this policy. Mr. Miles opted out of an executive life policy.

Potential Payments Upon Termination or Change in Control

The table below summarizes the estimated payments to be made to executive officers at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or a constructive termination. However, in accordance with SEC regulations, an amount to be provided to an executive officer that does not discriminate in scope, terms, or operation in favor of executive officers and which is generally available to all salaried employees is not reported.

Severance. The Company does not currently have any change-in-control agreements or employment contracts with any of its executive officers. Post-termination payments of salary or severance would be provided only under the Company’s broad-based severance practice in the event of a workforce reduction or other termination without cause. To date, the Company has never implemented a workforce reduction.

Retirement Plan. Presently, employees become vested in matching contributions made to the 401(k) component of the Profit-Sharing Plan immediately. Employees are fully vested in any additional (i.e. non-401(k) component) contributions after six years of service. Mr. Holland and Ms. Beasley are fully vested in their profit-sharing benefits. The profit-sharing benefits are not enhanced based on the circumstances regarding termination; however, immediate vesting applies when employment is terminated due to normal retirement at age 65 or later, disability, or death. Accelerated vesting would not result merely from a change in control. The amount reported in the table below reflects only the enhancement to these benefits in such circumstance. Additional information regarding the Profit-Sharing Plan is located in the Compensation Discussion and Analysis.

Long-Term Incentives and Other Benefits. The Company does not currently have any long-term incentives or other benefits reportable in the table below.

Executive Benefits and Payments upon Termination	Voluntary Termination	Involuntary Not for Cause Termination	For Cause Termination	Involuntary Termination	Death	Disability
Cornelius P. Holland, III
Severance	—	—	—	—	—	—
Retirement Plan	—	—	—	—	—	—

R. Lanier Miles
Severance	—	—	—	—	—	—
Retirement Plan(A)	—	—	—	—	$19,604	$19,604

John C. Houser
Severance	—	—	—	—	—	—
Retirement Plan(A)	—	—	—	—	$10,791	$10,791

Alyson G. Beasley
Severance	—	—	—	—	—	—
Retirement Plan	—	—	—	—	—	—

(A)	Messrs. Miles and Houser would become 100% vested in their current retirement plan balances due to disability or death. The amounts shown do not include any forfeiture reallocations or earnings assumptions. Life-to-date contributions and the new vesting schedule were used to determine the accelerated vesting benefit.

PROPOSAL THREE – APPROVAL OF THE SOUTHEASTERN BANKING CORPORATION 2006 STOCK OPTION PLAN

General. Recognizing that the Company’s compensation package does not include long-term incentives, the Board adopted the Southeastern Banking Corporation 2006 Stock Option Plan (the “2006 Stock Option Plan”), which is subject to approval by the shareholders. A summary of the major provisions of the 2006 Stock Option Plan, including a general discussion of the federal income tax aspects of the 2006 Stock Option Plan to the Company and recipients of the options, follows. The 2006 Stock Option Plan is attached to this Proxy Statement, in entirety, as Exhibit A.

Purpose. The purpose of the 2006 Stock Option Plan is to promote the long-term success of the Company and encourage growth in shareholder value by providing financial incentives to employees who are in positions to make significant contributions toward that success. It is intended that the Company will, through the grant of options to purchase its Common Stock, attract and retain highly qualified and competent employees and motivate such employees to exert their best efforts on behalf of the Company.

Administration. The 2006 Stock Option Plan will be administered by a committee (referenced as the “Committee” in this section) composed of two or more Board members appointed from time to time by the Board for the purpose of administering the 2006 Stock Option Plan. The Committee shall have the authority to determine the employees of the Company to whom, and the times at which, options shall be granted; determine the number of shares of Common Stock to be subject to each such option; interpret and construe the provisions of the 2006 Stock Option Plan and establish rules and regulations relating to it; prescribe the terms and conditions of the agreements for the grant of options in accordance and consistent with the requirements of the 2006 Stock Option Plan; and make all other determinations necessary or advisable to administer the 2006 Stock Option Plan in a proper and effective manner. The Committee members will meet the independence standards prescribed by applicable Treasury and SEC regulations. The Company expects that the existing Compensation Committee will assume the role of this Committee.

Option Terms. The 2006 Stock Option Plan allows for the grant of incentive stock options or non-qualified stock options to employees of the Company. The Committee will determine at the time it grants the option whether an option is an incentive stock option or a non-qualified stock option. Each option will be evidenced by an agreement describing its material terms.

Shares Subject to the 2006 Stock Option Plan. The maximum number of shares of the Company’s Common Stock with respect to which options may be granted under the 2006 Stock Option Plan shall not exceed 150,000 shares; provided, however, that the foregoing is subject to possible adjustment in accordance with the 2006 Stock Option Plan. The Committee may grant new options hereunder with respect to any shares for which an option expires or otherwise terminates prior to being exercised.

Eligibility. All employees of the Company are eligible to receive awards pursuant to the 2006 Stock Option Plan. The Committee shall, in accordance with Section II of the 2006 Stock Option Plan, designate from time to time the employees of the Company to be granted options. The aggregate fair market value, determined on the date the option is granted, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year under the 2006 Stock Option Plan and any other plans of the Company or any subsidiary shall not exceed $100,000. Non-employee directors are not eligible to participate in the 2006 Stock Option Plan.

Term of 2006 Stock Option Plan. Subject to approval by the shareholders, the 2006 Stock Option Plan became effective on December 13, 2006, the date of its adoption by the Board, and will terminate on the tenth anniversary of that date, subject to earlier termination by the Board. The Board may amend, suspend, or terminate the 2006 Stock Option Plan at any time. No amendment or termination may adversely affects the rights of a holder of a stock option without such holder’s express consent.

Exercise Price. The option price per share of Common Stock of an incentive stock option shall not be less than the fair market value of a share of Common Stock on the date the option is granted or in the case of a shareholder able to vote 10% or more of Common Stock, not less than 110% of the fair market value of a share of Common Stock on the grant date. The option price per share of Common Stock of a non-qualified stock option shall not be less than the fair market value of a share of Common Stock on the grant date. The option price of an incentive stock option or non-qualified stock option may be adjusted proportionately to the extent an event requiring such adjustment arises, pursuant to Sections 3.2 and 5.2 of the 2006 Stock Option Plan.

Time and Manner of Exercise. No option will be granted under the 2006 Stock Option Plan on or after December 13, 2016, the tenth anniversary of the Plan’s adoption by the Board. No option will be exercisable after the termination date for such option determined by the Committee and in no case will an option be exercisable more than 10 years after it was granted. Any shareholder able to vote 10% or more of Common Stock must exercise an incentive stock option within five years of the grant date. Further, each option granted under the 2006 Stock Option Plan must be exercised upon the earliest of (i) three months after the optionee’s termination of employment as an active officer or employee of the Company unless such termination results from such optionee’s death, disability, or termination of service for cause; (ii) within one year of the optionee’s death or disability; or (iii) the effective date of the optionee’s termination of service for cause. Such time limits may be exceeded by the Committee under the terms of the grant. A person electing to exercise an option shall give written notice of election to the Company in such form as the Committee may require, accompanied by payment of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form as the Committee may specify in the agreement applicable to such option.

Nontransferability. An option cannot be transferred or assigned except by will or the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee or, if the optionee is disabled and the option remains exercisable, by his or her legal representative. Upon the optionee’s death, but only to the extent that the option is otherwise exercisable, an option may be exercised by the legal representative of the optionee’s estate or if such legal representative has not been appointed, by the successor(s) in interest determined under the optionee’s will.

Federal Income Tax Consequences. The following discussion outlines generally the federal income tax consequences of participation in the 2006 Stock Option Plan. The discussion is not a complete analysis of all federal income tax consequences and does not cover all specific transactions that may occur. Individual circumstances may vary, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2006 Stock Option Plan.

•

Incentive Stock Options. A participant will not recognize income upon the grant of an incentive stock option, nor will he or she be taxed when exercising all or a portion of such option. Instead, the participant will be taxed when he or she sells the shares of Common Stock purchased upon exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the Common Stock and the amount for which he or she sells the Common Stock. If the participant holds the Common Stock more than one year from the exercise date and more than two years from the grant date, any gain realized will receive capital gains treatment, and the Company will receive no tax deduction for the granting or exercising of the option. If the participant sells the Common Stock at a gain before the one- or two-year periods indicated, the difference between the amount paid for the shares and the lesser of its fair market value on the exercise date or the amount for which the shares are sold will be taxed as ordinary income, and the Company will be entitled to a corresponding tax deduction. If the participant sells the shares for less than the amount he or she paid prior to the periods indicated, no amount will be taxed as ordinary income and the loss will be treated as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, alternative minimum tax.

•

Non-qualified Options. A participant will not recognize income upon the grant of a non-qualified option or anytime prior to the exercise of the option or a portion of such option. When the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the price paid for the shares. The Company receives a corresponding deduction at the time of exercise. If the participant holds the shares after exercise, any additional gain is generally treated as capital gain.

At its discretion, the Committee may grant cash awards under the 2006 Stock Option Plan to reimburse optionees for any tax consequences resulting from receipt or exercise of an option.

Vote required

The proposal to approve the 2006 Stock Option Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on the proposal. Votes may be cast for or against this proposal, or shareholders may abstain from voting.

The Board recommends that shareholders vote FOR approval of the Southeastern Banking Corporation 2006 Stock Option Plan.

PROPOSAL FOUR - APPOINTMENT OF AUDITORS

Subject to approval by a majority of the shares represented at the Meeting, the Audit Committee shall be given authority to appoint the auditors of the Company for 2007. The Audit Committee considers a number of factors in making its appointment, including audit continuity, proposed audit scope, staffing and approach, and estimated fees. The Board expects that the Audit Committee will appoint Mauldin & Jenkins, LLC (“M&J”) as the Company’s independent auditors for 2007. Services provided to the Company and its subsidiaries by Mauldin & Jenkins for the fiscal year ended December 31, 2006 included the examination of the Company’s consolidated financial statements, review of quarterly reports, and limited scope audit of the Company’s profit-sharing plan. M&J has audited the Company’s financial statements for the last five years. No representatives from M&J are expected to attend the Meeting.

The Board recommends that shareholders vote FOR this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has oversight responsibility for the Company’s financial reporting process and the quality of its financial reporting. In connection with the December 31, 2006 financial statements, the Audit Committee:

1)	Reviewed and discussed the audited financial statements with management, who represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles;

2)	Discussed with M&J the matters required by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communications with Audit Committees);

3)	Received the written independence disclosures from M&J required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with M&J their independence; and

4)	Discussed with M&J the quality of the Company’s financial reporting.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

Submitted by the Audit Committee:

Alva J. Hopkins, III, Chairman

David H. Bluestein

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future document filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

AUDIT FEES AND RELATED MATTERS

Audit and Non-Audit Fees

M&J billed the Company for the following services during the years ended December 31, 2006 and 2005:

	Years Ended December 31
	2006(3)	2005
Audit Fees(1)	$86,597	$78,750
Audit-Related Fees(2)	12,000	13,395

Total Fees	$98,597	$92,145

(1)	Audit of the annual consolidated financial statements and review of interim financial statements included in quarterly reports filed with the SEC.
(2)	Employee benefit plan audit and Audit Committee training presentation.
(3)	Includes all fees known to us through May 1, 2007.

Audit Committee Policy for Pre-Approval of Independent Auditor Services

All of the services provided by the independent auditors in 2006 and 2005 were pre-approved by the Audit Committee, which concluded that the provision of such services was not incompatible with M&J’s independence. Consistent with its charter, the Audit Committee is required to pre-approve all audit and non-audit services provided by the independent auditors. The committee may delegate its pre-approval responsibility to a single member of the committee, provided that pre-approval decisions made by any such committee member is presented to the full committee at its next scheduled meeting. This responsibility has been delegated to the Chairman of the committee.

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Compensation Committee Interlocks and Insider Participation

Mr. Holland, who is currently CEO of the Company and its two subsidiaries, served as a non-voting member of the Compensation Committee during 2006.

During 2006, the Company’s bank subsidiary engaged in customary banking transactions and had outstanding loans to certain directors, executive officers, principal shareholders, and their affiliates, including members of immediate families, of the Company and its subsidiaries. These loans were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. Such persons are expected to continue these transactions in the future. Additionally, in the ordinary course of business, the Company buys goods and services from directors who are not employees. Purchases of goods and services from directors were not material during 2006.

Transactions with Related Persons, Promoters, and Certain Control Persons

The Company does not consider credit relationships with directors and/or their affiliates to impair such director’s independence as long as the terms of the credit relationship are similar to other comparable borrowers. The Company uses Federal Reserve Regulation O (“Regulation O”) to determine whether extensions of credit are consistent with a director’s independence. Regulation O requires insider loans to be made on substantially the same terms, including interest rates and collateral, and follow credit-underwriting procedures that are no less stringent than those prevailing at the same time for comparable transactions with other persons. Such loans also may not involve more than the normal risk of repayment or present other unfavorable features. Additionally, no event of default may have occurred. The Board must review any credit to a director or his or her related interests that has become “criticized” (i.e., nonaccrual, past due, restructured, or a potential problem as defined by applicable regulation) in order to determine the impact that such classification has on the director’s independence.

Additionally, the Company does not consider independent a director who serves as an executive officer of a company to which credit has been extended unless such credit meets the substantive requirements of Regulation O. The Company does not consider independent any director who is an executive officer of a company that makes payments to, or receives payments from, the Company for property or services in excess of 2% of such director’s company’s consolidated gross revenues in any fiscal year.

Policies and Procedures for Approval of Related Party Transactions

The Company recognizes that related party transactions can present potential or actual conflicts of interest and create the appearance of decisions contrary to the best interests of the Company and its shareholders. To address these concerns, the Board has adopted a formal, written policy with respect to related party transactions.

For the purpose of the policy, a “related party transaction” is a transaction in which the Company participates and a related party has a direct or indirect material interest, other than (1) transactions available to all employees or customers generally; (2) transactions involving less than $120,000 when aggregated with all similar transactions; or (3) loans made by the Company in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with unrelated persons, and not involving more than the normal risk of collectibility or presenting other unfavorable features.

Under the policy, any related party transaction must be reported to the Secretary and may be consummated or continued only if (i) the bank Executive Committee approves or ratifies such transaction and the transaction is on terms comparable to those that could be obtained in arms-length dealings with an unrelated third party; (ii) the transaction involves compensation that has been approved by the Compensation Committee; or (iii) the transaction has been approved by the disinterested members of the Board. The bank Executive Committee may approve or ratify the related party transaction only if the transaction is in the Company’s best interests.

The current policy was formalized and adopted in May 2007. All related party transactions since January 1, 2006 were approved or ratified by either the bank Board or its Executive or Compensation Committees.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16(a)”), requires the Company’s directors, executive officers, and persons who own 10% or more of the Company’s Common Stock to file reports of ownership and changes in ownership with the SEC. To the Company’s knowledge, based solely on a review of the copies of Section 16(a) reports furnished to the Company during fiscal year 2006, all directors, executive officers, and 10% shareholders complied with all Section 16(a) filing requirements.

ADDITIONAL INFORMATION

Shareholder Proposals

In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company’s principal administrative office no later than January 17, 2008. Shareholder proposals should be delivered to the Corporate Secretary of Southeastern Banking Corporation at P.O. Box 455, Darien, Georgia 31305, if by mail, and at 1010 Northway Street, Darien, Georgia 31305, if by courier. Any such proposal shall be subject to the requirements of the proxy rules adopted under SEC rules and regulations and, as with any shareholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s Articles of Incorporation and Bylaws as well as Georgia law. Under the proxy rules, in the event that the Company receives notice of a shareholder proposal to take action at the next annual meeting that is not submitted for inclusion in the Company’s proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by the Company to its shareholders will vote on such proposal as the Board recommends without any discussion of the proposal in the 2008 Proxy Statement if notice of the proposal is not received at the principal administrative office of the Company by April 1, 2008.

Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s Common Stock. In addition to solicitation by mail, directors, officers, and other employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation. The Company may also retain the services of a proxy solicitation firm, whose fees and expenses would be paid by the Company, although the Company has no present intention to retain any such firm.

Incorporation by Reference

The following document or portions thereof is incorporated by reference: “Corporate Governance” from Part II and “Executive Compensation” from Part III of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Other Matters

The Board knows of no other matters which will be brought before the Meeting. If other matters are properly introduced, the persons named in the enclosed proxy will vote on such matters as the Board recommends.

By Order of the Board of Directors,

WANDA D. PITTS, Secretary

May 16, 2007

Exhibit A

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

TABLE OF CONTENTS – EXHIBIT A

PAGE
SECTION 1: DEFINITIONS		A-1

1.1	DEFINITIONS	A-1

SECTION 2: THE STOCK OPTION PLAN		A-4

2.1	PURPOSE OF THE PLAN	A-4
2.2	STOCK SUBJECT TO THE PLAN	A-4
2.3	ADMINISTRATION OF THE PLAN	A-4
2.4	ELIGIBILITY AND LIMITS	A-4

SECTION 3: TERMS OF STOCK INCENTIVES		A-5

3.1	GENERAL TERMS AND CONDITIONS	A-5
3.2	TERMS AND CONDITIONS OF OPTIONS	A-6
3.3	TREATMENT OF AWARDS UPON TERMINATION OF SERVICE	A-7
3.4	CONSIDERATIONS FOR MODIFICATIONS, ADJUSTMENTS AND ACCELERATIONS	A-7

SECTION 4: RESTRICTIONS ON STOCK		A-7

4.1	ESCROW OF SHARES	A-7
4.2	RESTRICTIONS ON TRANSFER	A-7

SECTION 5: GENERAL PROVISIONS		A-8

5.1	WITHHOLDING	A-8
5.2	CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION	A-8
5.3	CASH AWARDS	A-9
5.4	COMPLIANCE WITH CODE	A-9
5.5	RIGHT TO TERMINATE SERVICE	A-9
5.6	RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS	A-9
5.7	NON-ALIENATION OF BENEFITS	A-9
5.8	TERMINATION AND AMENDMENT OF THE PLAN	A-9
5.9	SHAREHOLDER APPROVAL	A-10
5.10	LISTING AND LEGAL COMPLIANCE	A-10
5.11	CHOICE OF LAW	A-10
5.12	EFFECTIVE DATE AND TERM OF THE PLAN	A-10

ATTACHMENT 1: INCENTIVE STOCK OPTION AWARD DOCUMENTATION		1-1

	INCENTIVE STOCK OPTION AWARD	1-1
	TERMS AND CONDITIONS TO THE INCENTIVE STOCK OPTION AWARD	1-2
	EXHIBIT 1: NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION	1-5
	EXHIBIT 2: NOTICE OF WITHHOLDING ELECTION	1-8
	SCHEDULE 1: VESTING SCHEDULE FOR INCENTIVE STOCK OPTION AWARD	1-10

ATTACHMENT 2: NON-QUALIFIED STOCK OPTION AWARD DOCUMENTATION		2-1

	NONQUALIFIED STOCK OPTION AWARD	2-1
	TERMS AND CONDITIONS TO THE NON-QUALIFIED STOCK OPTION AWARD	2-2
	EXHIBIT 1: NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION	2-5
	EXHIBIT 2: NOTICE OF WITHHOLDING ELECTION	2-8
	SCHEDULE 1: VESTING SCHEDULE FOR NONQUALIFIED STOCK OPTION AWARD	2-10

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

SECTION 1: DEFINITIONS

1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a) “Bank” means Southeastern Bank, a bank organized under the laws of the State of Georgia.

(b) “Board of Directors” means the board of directors of the Company.

(c) “Cause” has the same meaning as provided in the employment agreement between the Participant and the Company or the Bank on the date of Termination of Service, or if no such definition or employment agreement exists, “Cause” means conduct amounting to:

(1) fraud or dishonesty against the Company or the Bank;

(2) Participant’s willful misconduct, repeated refusal to follow the reasonable directions of the person to whom the Participant reports or knowing violation of law in the course of performance of the duties of Participant’s service with the Company or the Bank;

(3) repeated absences from work without a reasonable excuse;

(4) repeated intoxication with alcohol or drugs while on the Company’s or the Bank’s premises during regular business hours;

(5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or

(6) a breach or violation of the terms of any agreement to which Participant and the Company or the Bank are party.

(d) “Change in Control” shall, unless otherwise provided by the Committee in a Stock Incentive Agreement, have the same meaning as provided in the employment agreement between the Participant and the Company or the Bank, or if no such definition or employment agreement exists, “Change in Control” shall mean any one of the following events which may occur after the date the Stock Incentive is granted:

(1) the acquisition by any individual, entity or “group” (a “Person”), within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

(2) within any twelve-month period, the persons who were directors of the Company immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors, provided that any director who was not a director at the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds (2/3) of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

(3) a reorganization, merger or consolidation, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated entity’s then outstanding voting securities; or

(4) the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3. If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee. At such time as the Stock of the Company becomes listed on a national securities exchange or Nasdaq quotation market system, the Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two (2) members of the Board of Directors who are both “outside directors” as defined in Treas. Reg. § 1.162-27(e) as promulgated by the Internal Revenue Service and “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act and who satisfy the requirements of the national securities exchange or Nasdaq quotation market system on which the Stock is then traded.

(g) “Company” means Southeastern Banking Corporation, a Georgia corporation.

(h) “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or the Bank for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

(i) “Disposition” means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” with regard to a date means:

(1) the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the Nasdaq Stock Market or, if not so reported, by a generally accepted reporting service; or

(2) the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the Nasdaq Stock Market; or

(3) if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve (12) months old, (ii) the valuation methodology used in any such appraisal, and (iii) such other information as may be deemed relevant by the Committee.

For purposes of Paragraphs (1), (2) and (3) above, the Committee may use the closing price as of the applicable date or the average of the high and low prices as of the applicable date for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value which method is consistent with Treasury Regulations Section 1.409A-1(b)(5)(iv)(B).

(l) “Incentive Stock Option” means an incentive stock option, as defined in Code Section 422 or any successor thereto, described in Plan Section 3.2.

(m) “Non-Qualified Stock Option” means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

(n) “Option” means a Non-Qualified Stock Option or an Incentive Stock Option.

(o) “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(p) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A Parent shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations and rulings thereunder.

(q) “Participant” means an individual who receives a Stock Incentive hereunder.

(r) “Plan” means the Southeastern Banking Corporation 2006 Stock Option Plan.

(s) “Stock” means the Company’s $1.25 par value Common Stock.

(t) “Stock Incentive Agreement” means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

(u) “Stock Incentives” means, collectively, Incentive Stock Options and Non-Qualified Stock Options.

(v) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

(w) “Termination of Service” means the termination of the service relationship(s), whether employment or otherwise, between a Participant and the Company and the Bank, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

SECTION 2: THE STOCK OPTION PLAN

2.1 Purpose of the Plan. The Plan is intended to (a) provide incentives to officers and employees of the Company and the Bank to stimulate their efforts toward the continued success of the Company and the Bank and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company and the Bank; (b) encourage stock ownership by officers and employees by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, the aggregate number of shares of Stock which may be purchased pursuant to Options granted under this Plan shall not exceed 150,000 (the “Maximum Plan Shares”). The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

2.3 Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall consist of at least two (2) members of the Board of Directors. The Committee shall have full authority in its discretion to determine the officers or employees of the Company or the Bank to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions shall be final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

The Committee shall select one of its members as chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

2.4 Eligibility and Limits. Stock Incentives may be granted only to officers and employees of the Company or the Bank. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s). During such periods as required by Code Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any calendar year to an employee may not exceed 50,000, subject to adjustment in accordance with Section 5.2. If, after grant, the exercise price of an Option is reduced, the transaction shall be treated as the cancellation of the Option and the grant of a new Option. If an Option is deemed to be cancelled as described in the preceding sentence, the Option that is deemed to be cancelled and the Option that is deemed to be granted shall both be counted against the Maximum Plan Shares and the maximum number of shares for which Options may be granted to an employee during any calendar year.

SECTION 3: TERMS OF STOCK INCENTIVES

3.1 General Terms and Conditions.

(a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2, as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

(b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

(c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

(d) The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the “Change in Control Price”). For purposes of this Subsection, any Option shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price to the extent the Option is then exercisable in accordance with the terms of the Option and the Plan.

(e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.

(f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant’s estate or if no personal representative has been appointed, by the successor in interest determined under the Participant’s will.

(g) The holder of any shares of Stock issued upon the exercise of an Option granted under the Plan shall have equivalent rights, as provided under applicable law, with respect to such Stock as do other holders of the Stock.

3.2 Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company’s shareholders.

(a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Option, the Exercise Price per share shall be no less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall no be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

(b) Option Term. The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however, that any Option granted to a Participant shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

(c) Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in cash, by tendering shares of Stock which have been owed by the Participant prior to the date of exercise, or if the Stock Incentive Agreement provides, if and when the Stock becomes actively traded on a national securities exchange or Nasdaq market or quotation system, in a cashless exercise through a broker; provided, however, that any such cashless exercise is consistent with the restriction of Section 13(k) of the Exchange Act (Section 402 of the Sarbanes-Oxley Act of 2002). Unless prohibited by applicable law, in its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

(d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

(e) Termination of Option. With respect to an Option, in the event of the Termination of Service of a Participant other than for Cause, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate and become unexercisable no later than three (3) months after the date of Termination of Service. In the case of a holder whose Termination of Service is due to death or Disability, up to one (1) year may be substituted for such three (3) month period; provided further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be treated as a Non-Qualified Stock Option if it is exercisable after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed an Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3 Treatment of Awards Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who incurs a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

3.4 Considerations for Modifications, Adjustments and Accelerations. In determining whether any outstanding awards are to be modified, adjusted or accelerated pursuant to this Section 3, the Committee shall consider the impact of any adverse tax consequences that may affect the Participant under Code Section 409A and any adverse financial accounting consequences that may affect the Company.

SECTION 4: RESTRICTIONS ON STOCK

4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant’s name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the “Custodian”). Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

SECTION 5: GENERAL PROVISIONS

5.1 Withholding. The Company or the Bank, as applicable, shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local governments. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company or the Bank an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding obligation in cash, by tendering shares of Stock which have been owned by the holder prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligations arising from exercise or payment of a Stock Incentive (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

(a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

5.2 Changes in Capitalization; Merger; Liquidation.

(a) The number of shares of Stock reserved for the grant of Options, the maximum number of shares of Stock for which Options may be granted to any employee during any calendar year, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares, the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock, any recapitalization, reclassification or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b) In the event of any merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock (including any Change in Control) or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in capital structure or tender offer, including, without limitation: the assumption of other awards, the substitution of new awards, the adjustment of outstanding awards (with or without the payment of any consideration), the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company’s assets, other change in the capital structure of the Company or its Stock or tender offer for shares of Stock or the termination of outstanding awards in exchange for the cash value, as determined in good faith by the Committee of the vested and/or unvested portion of the award. The Committee’s general authority under this Section 5.2 is limited by and subject to all other express provisions of the Plan. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive. In making any such adjustment, the Committee shall consider the impact of any adverse consequences that may affect the Participant under Code Section 409A and any adverse financial accounting consequences that may affect the Company.

(c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such a manner as to effectuate that intent.

5.5 Right to Terminate Service. Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as an officer, employee or director of the Company or the Bank or affect the right of the Company or the Bank to terminate the Participant’s services at any time.

5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.7 Non-Alienation of Benefits. Other than as specifically provided herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.8 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors shall obtain shareholder approval for any amendment to the Plan that increases the number of shares of Stock available under the Plan or materially expands the classes of individuals eligible to receive Stock Incentives. In the event that the Plan is assumed in connection with a corporate transaction which results in a change in either the granting corporation or the stock available for purchase or award under the Plan, shareholder approval shall be required; provided, however, if the consolidation agreement fully describes the Plan and such agreement is approved by the shareholders, no further shareholder approval of the Plan shall be required. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

5.9 Shareholder Approval. The Plan must be submitted to the shareholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

5.10 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

5.11 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

5.12 Effective Date and Term of the Plan. The Plan shall become effective on the date it is adopted by the Board of Directors; provided, however, that the Plan also be approved by the holders of a majority of the shares of Stock of the Company represented at an annual or special meeting of the shareholders of the Company held within twelve (12) months after the date the Plan is adopted by the Board of Directors. The Plan shall expire on the earlier of the date which is ten (10) years following (a) the date the Plan is approved by the Board of Directors, or (b) the date the Plan is approved by shareholders. No Stock Incentives will be granted hereunder on or after the date of the Plan’s expiration.

(signatures on the following page)

Acknowledged and agreed:

SOUTHEASTERN BANKING CORPORATION

By:	/s/ CORNELIUS P. HOLLAND, III
Name:	Cornelius P. Holland, III
Title:	President

ATTEST:

/s/ WANDA D. PITTS
Secretary

[SEAL]

Attachment 1

INCENTIVE STOCK OPTION AWARD

PURSUANT TO THE SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

THIS INCENTIVE STOCK OPTION AWARD (the “Award”) is made as of the Grant Date by and between SOUTHEASTERN BANKING CORPORATION (the “Company”), a corporation organized under the laws of the State of Georgia, and                      (the “Optionee”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an incentive stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: , 20 .

B.	Type of Option: Incentive Stock Option.

C.	Plan under which granted: Southeastern Banking Corporation 2006 Stock Option Plan.

D.	Option Shares: All or any part of shares of the Company’s Common Stock (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.	Exercise Price: $ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date or, in the case of an Over 10% Owner, not less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.	Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date (unless the Optionee is an Over 10% Owner, in which case the fifth (5th) anniversary of the Grant Date); or (b) the earliest of (i) three (3) months following the date the Optionee ceases to be an employee of the Company or the Bank for reasons other than death, Disability or due to the Optionee’s Termination of Service for Cause; (ii) one (1) year following the date the Optionee ceases to be an employee of the Company or the Bank due to death or Disability; or (iii) the effective date of the Optionee’s Termination of Service for Cause. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”).

IN WITNESS WHEREOF, the parties have executed and sealed this Award as of the Grant Date set forth above.

SOUTHEASTERN BANKING CORPORATION

By:

Title:

OPTIONEE

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TERMS AND CONDITIONS TO THE

INCENTIVE STOCK OPTION AWARD

PURSUANT TO THE SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

1. Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Southeastern Banking Corporation 2006 Stock Option Plan:

(a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

(b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the “Purchase Price”) as provided in Section 3.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, any withholding taxes, the Company shall cause to be issued a certificate representing the Option Shares purchased.

2. Withholding. To the extent the Option is deemed to be a Non-Qualified Stock Option in accordance with Section 18 hereof, the Optionee must satisfy his federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (a) in cash; (b) by tendering shares of Common Stock which have been owned by the Optionee prior to the date of exercise having a Fair Market Value equal to the withholding obligation; (c) by electing, irrevocably and in writing in substantially the form of Exhibit 2 (the “Withholding Election”), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of minimum required withholding tax obligations; or (d) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

(i) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding in substantially the form attached hereto as Exhibit 2; and

(ii) any Withholding Election will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

3. Purchase Price. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash or certified check; by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee prior to the date of the Option’s exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

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5. Restriction on Transfer of Option and of Option Shares. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

6. Changes in Capitalization.

(a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

(b) If the Company shall be the surviving corporation in any merger, consolidation, extraordinary dividend (including a spin-off), recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then Fair Market Value of the Common Stock and the Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

(c) The existence of the Plan and the Option granted pursuant to this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

7. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

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8. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

9. Governing Laws. This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Georgia.

10. Successors. This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

11. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

12. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

13. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

14. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

15. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

16. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

17. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or the Bank or any affiliate.

18. Qualified Status of Option. In accordance with Section 2.4 of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Option Shares which become exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If the foregoing limitation is exceeded with respect to any portion of the Option Shares, that portion of the Option Shares which cause the limitation to be exceeded shall be treated as a Non-Qualified Stock Option.

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EXHIBIT 1

NOTICE OF EXERCISE OF INCENTIVE

STOCK OPTION TO PURCHASE

COMMON STOCK OF

SOUTHEASTERN BANKING CORPORATION

Name
Address

Date

Southeastern Banking Corporation

Attn:

Re:	Exercise of Incentive Stock Option

Gentlemen:

Subject to acceptance hereof by Southeastern Banking Corporation (the “Company”) and pursuant to the provisions of the Southeastern Banking Corporation 2006 Stock Option Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase                      shares of Common Stock of the Company under the Incentive Stock Option Award (the “Award”) dated as of                     . The purchase shall take place as of                     , 20     (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

☐	by delivery of cash or a certified check for $ for the full purchase price payable to the order of the Company.

☐	by delivery of a certified check for $ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I own and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

☐	by delivery of a stock certificate representing shares of Common Stock that I own which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

☐	by delivery of the purchase price by , a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

The required federal, state, and local income tax withholding obligations, if any, on the exercise of the Award shall be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later then the Exercise Date.

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As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

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I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.

Very truly yours,

AGREED TO AND ACCEPTED:

SOUTHEASTERN BANKING CORPORATION

By:

Title:

Number of Shares
Exercised:

Number of Shares
Remaining:	Date:

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EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

TO:

FROM:

RE:	Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

☐	the original recipient of the Option.

☐	the legal representative of the estate of the original recipient of the Option.

☐	a legatee of the original recipient of the Option.

☐	the legal guardian of the original recipient of the Option.

(3)	The Option to which this election relates was issued under the Southeastern Banking Corporation 2006 Stock Option Plan (the “Plan”) in the name of for the purchase of a total of shares of Common Stock of the Company. This election relates to shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

☐	to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

☐	to tender shares of Common Stock held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

The shares of Common Stock to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

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(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

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SCHEDULE 1

VESTING SCHEDULE FOR

INCENTIVE STOCK OPTION AWARD

ISSUED PURSUANT TO THE

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

A.	The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or the Bank as indicated in the schedule below.

Years of Service After the Grant Date	Percentage of Option Shares Which are Vested Shares
0	0%
1	25%
2	50%
3	75%
4	100%

B.	Notwithstanding Part A, the Option will be fully vested as of a date determined by the Committee which is no less than thirty (30) days prior to the effective date of the Change in Control.

C.	For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each twelve-consecutive-month period following the Grant Date during which Optionee continues, at all times, as an employee of the Company or the Bank.

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Attachment 2

NON-QUALIFIED STOCK OPTION AWARD

PURSUANT TO THE SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

THIS NON-QUALIFIED STOCK OPTION AWARD (the “Award”) is made as of the Grant Date by and between SOUTHEASTERN BANKING CORPORATION (the “Company”), a corporation organized under the laws of the State of Georgia, and                      (the “Optionee”).

Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option (the “Option”), as described below, to purchase the Option Shares.

A.	Grant Date: , 20 .

B.	Type of Option: Non-Qualified Stock Option.

C.	Plan under which granted: Southeastern Banking Corporation 2006 Stock Option Plan.

D.	Option Shares: All or any part of shares of the Company’s Common Stock (the “Common Stock”), subject to adjustment as provided in the attached Terms and Conditions.

E.	Exercise Price: $ per share, subject to adjustment as provided in the attached Terms and Conditions. The Exercise Price is, in the judgment of the Committee, not less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date.

F.	Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earliest of (a) the tenth (10th) anniversary of the Grant Date; or (b) the earliest of (i) three (3) months following the date the Optionee ceases to be an employee of the Company or the Bank for reasons other than death, Disability or due to the Optionee’s Termination of Service for Cause; (ii) one (1) year following the date the Optionee ceases to be an employee of the Company or the Bank due to death or Disability; or (iii) the effective date of the Optionee’s Termination of Service for Cause. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

G.	Vesting Schedule: The Option Shares shall become vested in accordance with Schedule 1 hereto (the “Vesting Schedule”).

IN WITNESS WHEREOF, the parties have executed and sealed this Award as of the Grant Date set forth above.

SOUTHEASTERN BANKING CORPORATION

By:

Title:

OPTIONEE

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TERMS AND CONDITIONS TO THE

NON-QUALIFIED STOCK OPTION AWARD

PURSUANT TO THE SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

1. Exercise of Option. Subject to the provisions provided herein or in the Award made pursuant to the Southeastern Banking Corporation 2006 Stock Option Plan:

(a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option; and

(b) payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the “Purchase Price”) as provided in Section 3.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and, if applicable, any withholding taxes, the Company shall cause to be issued a certificate representing the Option Shares purchased.

2. Withholding. To the extent necessary, the Optionee must satisfy his federal, state, and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash; (ii) by tendering shares of Common Stock which have been owned by the Optionee prior to the date of exercise having a Fair Market Value equal to the withholding obligation (a “Withholding Election”); (iii) by electing, irrevocably and in writing (also a “Withholding Election”), to have the smallest number of whole shares of Common Stock withheld by the Company which, when multiplied by the Fair Market Value of the Common Stock as of the date the Option is exercised, is sufficient to satisfy the amount of withholding tax; or (iv) by any combination of the above. Optionee may make a Withholding Election only if the following conditions are met:

(a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed Notice of Withholding Election in substantially the form attached hereto as Exhibit 2; and

(b) any Withholding Election will be irrevocable; however, the Committee (as defined in the Plan) may, in its sole discretion, disapprove and give no effect to the Withholding Election.

3. Purchase Price. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash or certified check; by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee prior to the date of the Option’s exercise, having a Fair Market Value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash to equal the Purchase Price; or if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

4. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

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5. Restriction on Transfer of Option and of Option Shares. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his Disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

6. Changes in Capitalization.

(a) If the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

(b) If the Company shall be the surviving corporation in any merger, consolidation, extraordinary dividend (including a spin-off), recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase the number and class of securities to which a holder of the number of shares of Common Stock subject to the Option at the time of the transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment, where appropriate, shall be made in the Exercise Price. In the event of a Change in Control or other corporate transaction pursuant to which the Company is not the surviving entity, the Committee may provide for the assumption of the Option by the surviving entity or the substitution of a new option, adjusted in a manner similar to that contemplated by the immediately preceding sentence; however, if the surviving entity does not agree to the assumption or substitution of the Option, the Committee may elect to terminate the Option Period as of the effective date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then Fair Market Value of the Common Stock and the Exercise Price for each vested Option Share which has not been exercised as of the effective date of the Change in Control. A dissolution or liquidation of the Company shall cause the Option to terminate as to any portion thereof not exercised as of the effective date of the dissolution or liquidation.

(c) The existence of the Plan and the Option granted pursuant to this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

7. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

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8. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

9. Governing Laws. This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Georgia.

10. Successors. This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

11. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

12. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

13. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

14. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

15. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

16. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

17. No Right to Continued Retention. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or the Bank or any affiliate.

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EXHIBIT 1

NOTICE OF EXERCISE OF NON-QUALIFIED

STOCK OPTION TO PURCHASE

COMMON STOCK OF

SOUTHEASTERN BANKING CORPORATION

Name
Address

Date

Southeastern Banking Corporation

Attn:

Re:	Exercise of Non-Qualified Stock Option

Gentlemen:

Subject to acceptance hereof by Southeastern Banking Corporation (the “Company”) and pursuant to the provisions of the Southeastern Banking Corporation 2006 Stock Option Plan (the “Plan”), I hereby give notice of my election to exercise options granted to me to purchase                      shares of Common Stock of the Company under the Non-Qualified Stock Option Award (the “Award”) dated as of                     . The purchase shall take place as of                     , 20     (the “Exercise Date”).

On or before the Exercise Date, I will pay the applicable purchase price as follows:

☐	by delivery of cash or a certified check for $ for the full purchase price payable to the order of the Company.

☐	by delivery of a certified check for $ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I own and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceeds the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

☐	by delivery of a stock certificate representing shares of Common Stock that I own which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceeds the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

☐	by delivery of the purchase price by , a broker, dealer or other “creditor” as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate in the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

The required federal, state, and local income tax withholding obligations, if any, on the exercise of the Award shall be paid on or before the Exercise Date in cash or with previously owned shares of Common Stock, as provided in the Award, or in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later then the Exercise Date.

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As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the “1933 Act”), I hereby represent, warrant, covenant, and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

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I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice. I further understand that capitalized terms used in this Notice of Exercise without definition shall have the meanings given to them in the Plan.

Very truly yours,

AGREED TO AND ACCEPTED:

SOUTHEASTERN BANKING CORPORATION

By:

Title:

Number of Shares
Exercised:

Number of Shares
Remaining:	Date:

2-7

EXHIBIT 2

NOTICE OF WITHHOLDING ELECTION

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

TO:

FROM:

RE:	Withholding Election

This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

(1)	My correct name and social security number and my current address are set forth at the end of this document.

(2)	I am (check one, whichever is applicable).

☐	the original recipient of the Option.

☐	the legal representative of the estate of the original recipient of the Option.

☐	a legatee of the original recipient of the Option.

☐	the legal guardian of the original recipient of the Option.

(3)	The Option to which this election relates was issued under the Southeastern Banking Corporation 2006 Stock Option Plan (the “Plan”) in the name of for the purchase of a total of shares of Common Stock of the Company. This election relates to shares of Common Stock issuable upon exercise of the Option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)	In connection with any exercise of the Option with respect to the Common Stock, I hereby elect:

☐	to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

☐	to tender shares of Common Stock held by me prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

The shares of Common Stock to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a Fair Market Value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

(5)	This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6)	I understand that this Withholding Election may not be revised, amended or revoked by me.

(7)	The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

2-8

(8)	Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.

Dated:
Signature

Social Security Number	Name (Printed)

Street Address

City, State, Zip Code

2-9

SCHEDULE 1

VESTING SCHEDULE FOR

NON-QUALIFIED STOCK OPTION AWARD

ISSUED PURSUANT TO THE

SOUTHEASTERN BANKING CORPORATION

2006 STOCK OPTION PLAN

A.	The Option Shares shall become vested Option Shares following completion of the years of service as an employee of the Company or the Bank as indicated in the schedule below.

Years of Service After the Grant Date	Percentage of Option Shares Which are Vested Shares
0	0%
1	25%
2	50%
3	75%
4	100%

B.	Notwithstanding Part A, the Option will be fully vested as of a date determined by the Committee which is no less than thirty (30) days prior to the effective date of the Change in Control.

C.	For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each twelve-consecutive-month period following the Grant Date during which Optionee continues, at all times, as an employee of the Company or the Bank.

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PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 13, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF

DIRECTORS.

SOUTHEASTERN BANKING CORPORATION

PROXY

The undersigned, revoking previous proxies, hereby appoints Cornelius P. Holland, III and Alyson G. Beasley, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Southeastern Banking Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”) to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia on Wednesday, June 13, 2007 at 3:00 p.m. local time or any adjournment or postponement thereof, upon the matters described below and in the accompanying Proxy Statement dated May 16, 2007, and upon any other business that may properly come before the Meeting or any adjournment or postponement thereof.

For All Nominees

Withhold Authority

For All

Except

1. PROPOSAL TO ELECT AS DIRECTORS:

Alyson G. Beasley, Leslie H. Blair, David H. Bluestein, Cornelius P. Holland, III, Alva J. Hopkins, III, A. Wade Strickland

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line below.

For Against Abstain

2. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT 9.

3. PROPOSAL TO APPROVE THE SOUTHEASTERN BANKING CORPORATION 2006 STOCK OPTION PLAN.

4. PROPOSAL TO APPROVE THE APPOINTMENT OF INDEPENDENT AUDITORS BY THE AUDIT COMMITTEE.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

Pursuant to the Proxy Statement, said proxies are directed to vote as indicated on this Proxy and otherwise as the Board of Directors recommends with respect to any other business that may properly come before the Meeting or any adjournment or postponement thereof. By executing this Proxy, I acknowledge receipt of the Notice of Meeting, the accompanying Proxy Statement, and the Company’s 2006 Form 10-K.

Please be sure to sign and date this Proxy in the box below.

Date

Shareholder sign above Co-holder (if any) sign above

Detach above card, sign, date, and mail in postage paid envelope provided.

NOTE: Please sign exactly as your name appears on the Proxy; if shares are held jointly, all joint owners must sign. An executor, administrator, trustee, guardian, or other person signing in a representative capacity must give his or her full title. A corporation must sign in full corporate name by its president or other authorized officer. A partnership must sign in partnership name by an authorized person.

-- PLEASE ACT PROMPTLY --

SIGN, DATE, & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW, AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.